Exhibit 10.1

MEMBERSHIP AGREEMENT

HI PRINCESS BULANADI

Please review your Membership Details below.

If you have any questions or concerns, please don't hesitate to reach out to us at we-us-39470@wework.com

PRIMARY MEMBER INFORMATION

NeuroBo Pharmaceuticals, Inc.

Primary member: Princess Bulanadi

princess@neurobopharma.com

JOINING

WeWork 200 Berkeley

19-109 · 4 person office

$2,610.00/mo

Start Date: February 1, 2021

Commitment term: 6 months

Discounts

-$135.72/mo from February 1, 2021 to July 31, 2021

Additional Fees

Setup Fee $0.00

WeWork Membership Agreement	1

SERVICE RETAINER SUMMARY
INCLUDED CREDIT ALLOTMENTS
Service retainer fees for WeWork 200
Conference room credits	Berkeley
18 total credits per month starting on February 1, 2021.	$3,915.00
1.5x monthly membership fee
Print credits
480 total black & white prints and 80 total color prints per month starting on February 1, 2021.

TERMS & CONDITIONS

By electronically signing the(se) membership agreement(s) below, your company is entering into legally binding agreement(s). Please download and read carefully prior to signing. Any Agreement(s), including the(se) Terms and Conditions and Membership Details form(s), and any applicable Service Package Addendum(s), will be effective when signed by both parties. In the event of any conflict between the(se) Terms and Conditions and the Membership Details form(s), the Membership Details form(s) shall prevail.

When signing this (these) Agreement(s) you must have the proper authority to execute this (these) Agreement(s) on behalf of the company listed above and incur the obligations described in this (these) Agreement(s) on behalf of such company.

☑    I agree to the(se) Terms & Conditions, Payment Authorization Terms, Membership Details Terms, and any applicable Service Package Addendum in this (these) Membership Agreement(s). I additionally agree that in the event I have any pre-existing Membership Agreement(s) the terms of such Agreement(s) which are not revised, amended or terminated herein remain unchanged.

Community Manager's signature	Electronic Signature

Erika Nedwell	Richard Kang
200 Berkeley Street Tenant LLC	NeuroBo Pharmaceuticals, Inc.
Signed on November 11, 2020

WeWork
200 Berkeley Street Tenant LLC
200 Berkeley Street	(646) 491-9060
Boston, MA, 02116, USA	we-us-39470@wework.com

WeWork Membership Agreement	2